ENVIRONMENTAL LIABILITIES	12 Months Ended
Dec. 31, 2017
ENVIRONMENTAL LIABILITIES
ENVIRONMENTAL LIABILITIES

NOTE 20 — ENVIRONMENTAL LIABILITIES

The steel industry uses and generates substances that may damage the environment. The Company and its subsidiaries believe they are compliant with all the applicable environmental regulations in the countries where they operate. The Company’s management performs frequent analysis with the purpose of identifying potentially impacted areas and a liability is recorded based on the best estimate of costs for investigation, treatment and cleaning of potentially affected sites. The Company uses estimates and assumptions to determine the amounts involved, which may change in the future, as a result of the final investigations and the determination of the actual environmental impact. The balances of the provisions are as follows:

	2017	2016
Provision for environmental liabilities	85,191	83,806

Current	21,928	17,737
Non-current	63,263	66,069